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                                                                   EXHIBIT 10.92

                        SETTLEMENT AGREEMENT AND RELEASE

         This Settlement Agreement and Release (the "Agreement") is made and entered into, and effective as of the 24th day of July, 1998, by and among American Artists Film Corporation ("AAFC") and Millennium Group, LLC (the "Company"), on one hand, and Dr. Robert Voy, Dr. Michael Gross and Diana Mount-Gross, JTWROS and Kevin Holloway (collectively "Investors") on the other hand. The Company, AAFC and Investors are sometimes collectively referred to herein as the Settling Parties.
                                    RECITALS

         A. The Investors own an aggregate of ten (10) membership interest units ("Interests") in the Company, a Georgia limited liability company, formed to participate in the entertainment industry by engaging in the licensing, production, ownership, distribution and exploitation of a sixty minute video ("Video") exploring the subject of the millennium throughout recorded history to present day, as further described in the Millennium private placement memorandum dated November 15, 1994, attached hereto as Exhibit "A" (the "Private Placement).

         B. The Investors have held their respective Interests for several years in which such time and as of this date, the Company has been unable to secure a licensing agreement with a domestic television network or cable system and has also been unable to arrange for additional capital investments, debt or co-venture financing, presale of territorial distribution rights or make any additional deferments to fund the completion and distribution of the Video.

         C. The Investors, at this time, wish to voluntarily convert their Interests into common stock of AAFC. The Investors (i) are current shareholders in AAFC, (ii) have read AAFC's most recent quarterly and annual reports, among others, as reported to the Securities and Exchange Commission ("SEC"), (iii) have had the opportunity to ask questions of and receive answers from the Company and AAFC or a person or persons acting on its behalf, concerning the Company and AAFC as well as such other information as the Investors desired and
(iv) have had all such questions answered and all information provided to their full satisfaction.

         NOW, THEREFORE, in consideration of the terms and conditions of this Agreement, and for good and valuable consideration, the Settling Parties agree and release each other as follows:




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         1. The Company and AAFC agree that when they receive from Investors the fully executed original of this Settlement Agreement and Release, the Company and AAFC will cause to be delivered to Investors within ten (10) business days an aggregate of twenty-five thousand (25,000) shares of AAFC's Class A Common Stock, $.001 par value (the "Settlement Shares") which shall be distributed to the Investors pro rata to their Interests as follows:

                                   No.       %                                  %
                               Settlement    of            Original            of
Investor                         Shares     Total       Unit Ownership        Total
--------                         ------     -----       --------------        -----
-----------------------------------------------------------------------------------
Dr. Robert Voy                    7,500      30%      3 Units ($15,000)         30%
-----------------------------------------------------------------------------------
Dr. Michael Gross and Diana
  Mount-Gross, JTWROS             5,000      20%      2 Units ($10,000)         20%
-----------------------------------------------------------------------------------
Kevin Holloway                   12,500      50%      5 Units ($25,000)         50%
-----------------------------------------------------------------------------------
   TOTAL                         25,000     100%     10 Units ($50,000)        100%
-----------------------------------------------------------------------------------



         2. The Settlement Shares shall be issued in full, final, and complete settlement of all claims, charges, or complaints by the Investors which arise from or relate to the Private Placement. Further, any and all Interests, rights, ownership, distributions, claims, etc., of every kind and nature, held by the Investors in the Company, (and the subsequent Video) will revert to the Company and the Company will retain ownership of all Interests, rights, ownership, distributions, claims, etc., of every kind and nature of any and all material developed or used for the Video including, without limitation, all rights of ownership and copyright in all media now known or hereinafter devised in all territories of the universe in perpetuity.

         3. The Investors understand that (i) the Settlement Shares are not being registered under the Securities Act of 1933, as amended ("1933 Act") on the ground that the issuance thereof is exempt from registration under Section 4(2) of the 1933 Act as a transaction by an issuer not involving a public offering, and the Company's and AAFC's reliance on this exemption is predicated in part on the Investors' representations and warranties contained herein. The Investors have represented that they are "accredited investors" as defined in the 1933 Act and are acquiring the Settlement Shares for their own account, for investment purposes only and not with a view to the sale or distribution thereof. The Settlement Shares may not be offered for sale, sold, assigned, or transferred unless (a) subsequently registered thereunder, (b) Investors shall have delivered to AAFC an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned, or transferred may be sold, assigned, or transferred pursuant to an exemption from such registration, or (c) Investors provide AAFC with reasonable assurances that such securities can be sold, assigned, or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto); (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act


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or the rules and regulations of the SEC thereunder; and (iii) neither the
Company or AAFC nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         4. Investors understand that the certificates or other instruments representing the Settlement Shares and until such time as the sale of the Settlement Shares have been registered under the 1933 Act, the stock certificates representing the Settlement Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

         5. Investors severally hereby irrevocably and unconditionally release, acquit, and forever discharges the Company and AAFC and each of their respective predecessors, merger partners, successors, assigns, agents, officers, directors, employees, representatives, attorneys, divisions, subsidiaries, affiliates, and parent corporations (and former and present agents, officers, directors, employees, representatives, and attorneys of such entities) and all persons acting by, through, under or in concert with them or any of them (all of the above hereafter collectively referred to as "Company Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorneys' fees and costs actually incurred), or nature whatsoever arising out of or in connection with the Interests that Investors or any of its predecessors, merger partners, successors, privies, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, insurers, indemnors, subsidiaries, affiliates, and parent corporations (and former and present agents, officers, directors, employees, representatives, and attorneys of such entities) may now have, own, or hold, or that at any time heretofore had, owned, or held. Investors expressly acknowledge that this paragraph of this Settlement Agreement and Release is intended to include in its effect, without limitation, all such claims that the parties do not know or suspect to exist in their favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such claim or claims.



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         6. The Company and AAFC hereby irrevocably and unconditionally release, acquit, and forever discharge Investors and each Investors' predecessors, successors, assigns, agents, officers, directors, employees, representatives, attorneys, divisions, subsidiaries, affiliates (and former and present agents, officers, directors, employees, representatives, and attorneys of such entities) and all persons acting by, through, under or in concert with them or any of them (all of the above hereafter collectively referred to as "Investors"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands costs, losses, debts, and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever arising out of or in connection with the Interests that the Company and AAFC or any of their predecessors, merger partners, successors, privies, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, insurers, indemnors, subsidiaries, affiliates (and former and present agents, officers, directors, employees, representatives and attorneys of any such entities) may now have, own, or hold, or that at any time heretofore had, owned, or held. The Company and AAFC acknowledge that this paragraph of this Settlement Agreement and Release is intended to include in its effect, without limitation, all such claims that the parties do not know or suspect to exists in their favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such claim or claims.

         7. Investors, the Company and AAFC represent and agree that they have thoroughly discussed all aspects of this Settlement Agreement and Release with their private attorneys, that they are fully aware of their right to discuss any and all aspects of this matter with an attorney chosen by them, that they have carefully read and fully understand all of the provisions of this Settlement Agreement and Release, and that they are voluntarily entering into this Settlement Agreement and Release.

         8. As a further material inducement to each part to enter into this Settlement Agreement and Release, each party hereby agrees that if it breaches this Agreement, it will indemnify and hold all other parties harmless from and against any and all resulting loss, cost, damage, award, or expense, including, without limitation, all attorney's fees.

         9. Investors, the Company and AAFC represent and acknowledge that in executing this Settlement Agreement and Release, they do not rely and have not relied on any representation or statement made by the other or by any of the other's agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Settlement Agreement and Release or otherwise, except as set forth specifically in this Agreement.

         10. This Settlement Agreement and Release shall be binding on all parties, and any of their predecessors, parent corporations, merger partners, successors, privies, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, insurers, indemnors, subsidiaries, affiliates (an former and present agents, officers, directors, employees, representatives, and attorneys of any such divisions, subsidiaries and affiliates) and shall inure to


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the benefit of the parties hereto and to their predecessors, parent corporations, merger partners, successors, privies, assigns, agents, directors, officers, employees, representatives, attorneys divisions, insurers, indemnors, subsidiaries, affiliates (and former and present agents, officers, directors, employees, representatives, and attorneys of any such divisions, subsidiaries and affiliates), except as expressly limited by paragraphs Five (5) and Six (6) hereof.

         11. This Settlement Agreement and Release shall in all respects be interpreted, enforced, and governed under the laws of the State of Georgia. The language of all parts of this Settlement Agreement and Release shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

         12. Should any provision of this Settlement Agreement and Release be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Settlement Agreement and Release.

         13. As used in this Settlement Agreement and Release, the masculine or neuter gender, and singular or plural number, shall be deemed to include the others whenever the context so indicates or requires.

         14. The parties hereto represent that they have not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity, any claim or any portion thereof or interest therein released by this Settlement Agreement and Release and they agree to indemnify, defend and hold the other harmless from an against any and all claims, based on or arising out of any such assignment or transfer or purported assignment or transfer of any such claims or based on or arising out of any subrogation to any such claims, or any portion thereof or interest therein.

         15. This Agreement does not constitute an admission of liability by any party to any other party and the Company, AAFC and Investors expressly deny any liability to each other. Further, the Investors agree to hold the existence and terms of this Settlement Agreement and Release confidential and shall not disclose the same to any third party unless required to by law. Prior to any such required disclosure, the Investors shall provide the Company and AAFC at least five (5) days prior notice of such disclosure.

         16. This Settlement Agreement and Release sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.



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         17. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

AGREED AS FOLLOWS:
                                        MILLENNIUM GROUP, LLC


                                        By:  /s/  J. Eric Van Atta
                                           -------------------------------------
                                             J. Eric Van Atta
                                        Its: Vice President and Secretary


                                        AMERICAN ARTISTS FILM CORPORATION


                                        By:  /s/  Robert A. Martinez
                                           -------------------------------------
                                             Robert A. Martinez
                                        Its: Chief Financial Officer & Treasurer

         INVESTORS


By:  /s/  Robert Voy
   ----------------------------------
         Dr. Robert Voy


By:  /s/  Michael Gross                 By: /s/  Diana Mount-Gross
   ----------------------------------      -------------------------------------
         Dr. Michael Gross                         Diana Mount-Gross


By:  /s/  Kevin Holloway
   ----------------------------------
          Kevin Holloway

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